UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 14, 2006
(Date of earliest event reported)
Double-Take Software, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33184	20-0230046

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 TURNPIKE ROAD, SUITE 210 SOUTHBOROUGH, MASSACHUSETTS	01772	877-335-5674

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
Underwriting Agreement
On December 14, 2006, Double-Take Software, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) relating to the sale of 7,500,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), in the Company’s initial public offering of its Common Stock (the “IPO”) pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-136499) (the “Registration Statement”). Pursuant to the terms of the Underwriting Agreement, the sale of the shares occurred on December 20, 2006 at a purchase price per share of $10.23 (the offering price to the public of $11.00 per share minus the Underwriters’ discount). Of the 7,500,000 shares sold, 5,000,000 were offered by the Company and 2,500,000 were offered by certain selling stockholders named in the Underwriting Agreement. A copy of the Underwriting Agreement, entered into by and among the Company, the selling stockholders named therein and Cowen and Company, LLC, Thomas Weisel Partners LLC, CIBC World Markets Corp. and Pacific Crest Securities, as representatives of the several underwriters (collectively, the “Underwriters”), is attached as Exhibit 1.1 to this Form 8-K and is incorporated by reference herein. Certain of the selling stockholders named in the Underwriting Agreement granted to the Underwriters a 30-day option to purchase up to an additional 1,250,000 shares at the initial public offering price to cover overallotments, if any. The Underwriting Agreements also includes certain customary representations, warranties and covenants by the Company and the selling stockholders. It also provides that the Company and the selling stockholders will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
SECTION 3 — Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
Conversion of Preferred Stock
On December 20, 2006, the Company issued 9,643,036 shares of its Common Stock upon the conversion of all outstanding shares of its Series B Convertible Preferred Stock (“Series B Preferred Stock”). The Series B Preferred Stock converted to shares of Common Stock, upon the closing of the IPO at the election of the holders of a majority of the Series B Preferred Stock. The Company relied on the exemption from registration under the Securities Act of 1933 afforded by Section 3(a)(9) thereof for the issuance of shares of Common Stock upon the conversion of the Series B Preferred Stock because no commission or other remuneration was paid for soliciting the conversion of the Series B Preferred Stock.
On December 20, 2006, the Company issued 1,910,094 shares of its Common Stock upon the conversion of all outstanding shares of its Series C Convertible Preferred Stock (“Series C Preferred Stock”). The Series C Preferred Stock converted to shares of Common Stock, upon the closing of the IPO at the election of the holders of a majority of the Series C Preferred Stock. The Company relied on the exemption from registration under the Securities Act of 1933 afforded by Section 3(a)(9) thereof for the issuance of shares of Common Stock upon the conversion of the Series C Preferred Stock because no commission or other remuneration was paid for soliciting the conversion of the Series C Preferred Stock.
Conversion upon Cashless Exercise of Warrants
On December 20, 2006, the Company issued 67,996 shares of its Common Stock upon the conversion of outstanding Warrants to purchase Common Stock (“Warrants”), which were originally issued by the Company on March 19, 2002. The Warrants were exercisable for up to 81,632 shares of Common Stock at an exercise price of $1.8375 per share of Common Stock, but were converted into only 67,996 shares of Common Stock pursuant to a

“cashless” exercise provision. The Company received no proceeds in connection with the conversion of the warrants. The Company relied on the exemption from registration under the Securities Act of 1933 afforded by Section 3(a)(9) thereof for the issuance of shares of Common Stock upon the conversion of the Warrants because no commission or other remuneration was paid for soliciting the conversion of the Warrants.
Issuance of Common Stock
On December 20, 2006, the Company issued 269,845 shares of its Common Stock (the “CEO Shares”), a portion of which will be withheld to satify tax withholding obligations, as required by the terms of the Company’s employment agreement originally dated March 22, 2005 and subsequently amended and restated (the “Employment Agreement”) with Dean Goodermote, the Company’s President, Chief Executive Officer and Chairman of the Board of Directors (the “CEO”), which required that the Company issue Common Stock to the CEO equal to 1.45% of the fully diluted shares outstanding immediately prior to the IPO upon completion of the IPO. The Company relied on the exemption from registration under the Securities Act of 1933 afforded by Section 4(2) thereof for the issuance of the CEO Shares because the transaction did not involve a public offering of the CEO Shares.
SECTION 5 — Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 20, 2006, in connection with the closing of the IPO, the Company filed its Second Amended and Restated Certificate of Incorporation (the “Restated Charter”) with the Secretary of State of the State of Delaware. The Restated Charter amended and restated the Company’s existing certificate of incorporation in its entirety and became effective upon the closing of the IPO and the conversion of all outstanding shares of Series B Preferred Stock and all outstanding shares of Series C Preferred Stock. Upon the effectiveness of the Restated Charter, the Second Amended and Restated Bylaws of the Company (the “Restated Bylaws”) became effective, which amended and restated the Company’s existing bylaws in their entirety.
A summary of the Restated Charter and the Restated Bylaws is described under the caption “Description of Capital Stock” in the Prospectus filed by the Company on December 15, 2006 (the “Prospectus”) in connection with the Company’s Registration Statement, which summary is incorporated in this Form 8-K by reference. The descriptions of the Restated Charter and the Restated Bylaws set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Charter filed as Exhibit 3.01 to this Form 8-K and the Restated Bylaws filed as Exhibit 3.02 to the Registration Statement, which exhibits are incorporated in this Form 8-K by reference.
SECTION 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
The following exhibits are filed pursuant to Item 5.03 of this Form 8-K:

Exhibit No.	Description

1.01	Underwriting Agreement dated December 14, 2006, among the Company, the selling stockholders named therein, and Cowen and Company, LLC, Thomas Weisel Partners LLC, CIBC World Markets Corp. and Pacific Crest Securities, as representatives of the several underwriters

3.01	Second Amended and Restated Certificate of Incorporation of the Company.

3.02	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.02 of the Company’s Registration Statement on Form S-1 (Registration No. 333-136499)).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double-Take Software, Inc.
Date: December 20, 2006	By:	/s/ S. CRAIG HUKE
S. Craig Huke, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.01	Underwriting Agreement dated December 14, 2006, among the Company, the selling stockholders named therein, and Cowen and Company, LLC, Thomas Weisel Partners LLC, CIBC World Markets Corp. and Pacific Crest Securities, as representatives of the several underwriters

3.01	Second Amended and Restated Certificate of Incorporation of the Company.

3.02	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.02 of the Company’s Registration Statement on Form S-1 (Registration No. 333-136499)).